Exhibit 12(B)(2)

CERTIFICATIONS*

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith F. Hartstein, President (Chief Executive Officer) of John Hancock Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Registrant's periodic report on Form N-CSR for the year ended 12/31/2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2006

/S/Keith F. Hartstein President (Chief Executive Officer)

A signed original of this written statement required by Section 906 has been provided to John Hancock Trust and will be retained by John Hancock Trust and furnished to the Securities and Exchange Commission or its Staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John G. Vrysen, Chief Financial Officer of John Hancock Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Registrant's periodic report on Form N-CSR for the year ended 12/31/2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2006

/S/John G. Vrysen Vice President & Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Trust and will be retained by John Hancock Trust and furnished to the Securities and Exchange Commission or its Staff upon request.

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*These certifications are being furnished solely pursuant to 18 U.S.C. Section 1350 and are not being filed as part of this Form N-CSR or as a separate disclosure document.